Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

by and among

CONTANGO OIL & GAS COMPANY

and

THE PURCHASERS PARTY HERETO

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 1, 2019 by and between Contango Oil & Gas Company, a Texas corporation (“Contango”), and the parties set forth on Schedule A hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, this Agreement is made in connection with the closing of the issuance and sale of the Purchased Securities pursuant to the Purchase Agreement, dated as of October 30, 2019, by and between Contango and the Purchasers (the “Purchase Agreement”);

WHEREAS, Contango has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Purchase Agreement; and

WHEREAS, it is a condition to the obligations of the Purchasers and Contango under the Purchase Agreement that this Agreement be executed and delivered.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to a specified Person, any other Person, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified therefor in the introductory paragraph.

“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of Texas are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.04 per share, of Contango.

“Contango” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Effective Date” means the initial date of effectiveness of the Shelf Registration Statement.

“Effectiveness Period” has the meaning specified therefor in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Holder” means the record holder of any Registrable Securities.

“Included Registrable Securities” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Law” shall have the meaning set forth in the Purchase Agreement.

“Losses” has the meaning specified therefor in Section 2.8(a) of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the left lead book running manager of such Underwritten Offering.

“Minimum Commitment” has the meaning specified therefor in Section 2.3(a) of this Agreement.

“Other Holder” has the meaning specified in Section 2.2(b) of this Agreement.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

“Piggyback Notice” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Piggyback Opt-Out Notice” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Piggyback Registration” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.

“Purchased Securities” means the Series B Preferred Stock to be issued and sold to the Purchasers pursuant to the Purchase Agreement.

“Purchaser” or “Purchasers” has the meaning set forth in the introductory paragraph of this Agreement.

“Registrable Securities” means, subject to Section 1.2 of this Agreement, the shares of Common Stock issued upon conversion of the Purchased Securities in accordance with the terms of the Statement of Resolution.

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“Registration” means any registration pursuant to this Agreement, including pursuant to the Shelf Registration Statement.

“Registration Expenses” has the meaning specified therefor in Section 2.7(a) of this Agreement.

“Resale Opt-Out Notice” has the meaning specified therefor in Section 2.1(b) of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” has the meaning specified therefor in Section 2.7(a) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration.

“Selling Holder Election Notice” has the meaning specified therefor in Section 2.3(a) of this Agreement.

“Series B Preferred Stock” means the Series B Contingent Convertible Preferred Stock of Contango and having the rights and obligations specified in the Statement of Resolution.

“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).

“Statement of Resolution” means the statement of resolution setting forth the terms of the Series B Preferred Stock.

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).

Section 1.2 Registrable Securities. Any Registrable Security will cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security is held by Contango or one of its subsidiaries; (c) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities; and (d) the date on which such Registrable Security has been sold pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act, “Rule 144”) or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed.

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ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Shelf Registration.

(a) Shelf Registration. Contango shall use its commercially reasonable efforts to prepare and file an initial Shelf Registration Statement under the Securities Act covering all Registrable Securities at such time of filing within 30 days of the conversion of the Series B Preferred Stock. Contango shall use its commercially reasonable efforts to cause such initial Shelf Registration Statement to become effective no later than 120 days from its initial filing. Contango will use its commercially reasonable efforts to cause such initial Shelf Registration Statement filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act until the earliest of (i) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement, (ii) there are no longer any Registrable Securities outstanding and (iii) three years from the Effective Date (the “Effectiveness Period”). A Shelf Registration Statement filed pursuant to this Section 2.1(a) shall be on such appropriate registration form of the Commission as shall be selected by Contango. A Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that a Shelf Registration Statement becomes effective, but in any event within five Business Days of such date, Contango shall provide the Holders with written notice of the effectiveness of a Shelf Registration Statement.

(b) Resale Registration Opt-Out. At least three Business Days before the initial filing of the Shelf Registration Statement required by Section 2.1(a), Contango shall provide advance written notice to each Holder that it plans to file a Shelf Registration Statement. Any Holder may deliver advance written notice (a “Resale Opt-Out Notice”) to Contango requesting that such Holder not be included in a Shelf Registration Statement prior to its initial filing. Following receipt of a Resale Opt-Out Notice from a Holder, Contango shall not be required to include the Registrable Securities of such Holder in such Shelf Registration Statement.

(c) Delay Rights. Notwithstanding anything to the contrary contained herein, Contango may, upon written notice to any Selling Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement) if (i) Contango is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and Contango determines in good faith that Contango’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (ii) Contango has experienced

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some other material non-public event the disclosure of which at such time, in the good faith judgment of Contango, would materially and adversely affect Contango; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Shelf Registration Statement for a period of 60 consecutive days or an aggregate of 180 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, Contango shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement.

Section 2.2 Piggyback Registration Participation. If at any time Contango proposes to file (i) at a time when Contango is not a WKSI, a registration statement and such Holder has not previously included its Registrable Securities in a Shelf Registration Statement contemplated by Section 2.1(a) of this Agreement that is currently effective, or (ii) a prospectus supplement to an effective “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act), so long as Contango is a WKSI at such time or, whether or not Contango is a WKSI, so long as the Registrable Securities were previously included in the underlying Shelf Registration Statement, or in any case in which Holders may participate in such offering without the filing of a post-effective amendment, in each case, for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person, other than (a) a registration relating solely to employee benefit plans, (b) a registration relating solely to a Rule 145 transaction, or (c) a registration statement on any registration form which does not permit secondary sales, then Contango shall give not less than three (3) Business Days advance notice (including, but not limited to, notification by e-mail; such notice, a “Piggyback Notice”) of such proposed Underwritten Offering to each Holder that, together with its Affiliates, owns more than $2.5 million of Registrable Securities, and such notice shall offer such Holder the opportunity to participate in any Underwritten Offering and to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing (a “Piggyback Registration”); provided, however, that Contango (A) shall not be required to include the Registrable Securities of the Holders in such Registration if the Holders do not offer a minimum of $2.5 million of Registrable Securities, or (B) if Contango has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have material and adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock in the Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.2(b). If Contango is not required to offer the opportunity for a Piggyback Registration in respect of a proposed Underwritten Offering as a result of the circumstance described in clause (B) of the proviso of the immediately preceding sentence, then Contango shall nevertheless be required to furnish to such Holders the Piggyback Notice in respect of such proposed Underwritten Offering, which notice shall describe Contango’s intention to conduct an Underwritten Offering and, if the determination described in clause (B) of the proviso of the immediately preceding sentence has been made at the time that the Piggyback Notice is required to be given by Contango, shall include notification that the Holders do not have the opportunity to include Registrable Securities in such Underwritten Offering because Contango has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have a material and adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock in the Underwritten Offering. If the circumstance described in clause (B) of the

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proviso of the preceding sentence is made after the Piggyback Notice has been given, then Contango shall notify the Holders who were provided such Piggyback Notice (or if the two Business Day period referred to in the next sentence has lapsed, the Holders who have timely elected to include Registrable Securities in such offering) in writing of such circumstance and the aggregate number of Registrable Securities, if any, that can be included in such offering. Each Piggyback Notice shall be provided to Holders on a Business Day pursuant to Section 3.1 hereof and confirmation of receipt of such notice shall be requested in the notice. The Holder will have two Business Days after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Registration. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, Contango shall determine for any reason not to undertake or to delay such Underwritten Offering, Contango may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to Contango of such withdrawal up to and including the time of pricing of such offering. Any Holder may deliver written notice (a “Piggyback Opt-Out Notice”) to Contango requesting that such Holder not receive notice from Contango of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Piggyback Opt-Out Notice in writing. Following receipt of a Piggyback Opt-Out Notice from a Holder (unless subsequently revoked), Contango shall not be required to deliver any notice to such Holder pursuant to this Section 2.2(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by Contango pursuant to this Section 2.2(a), unless such Piggyback Opt-Out Notice is revoked by such Holder.

(b) Priority of Piggyback Registration. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advises Contango that the total shares of Common Stock which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a material and adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock offered or the market for the Common Stock, then the Piggyback Notice provided by Contango pursuant to Section 2.2(a) shall include notification of such determination or, if such determination is made after the Piggyback Notice has been given, then Contango shall furnish notice in writing (including by e-mail) to the Holders (or to those who have timely elected to participate in such Underwritten Offering), and the Common Stock to be included in such Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter or Underwriters advises Contango can be sold without having such material and adverse effect, with such number to be allocated (i) if such Piggyback Registration was initiated by Contango, (A) first, to Contango, (B) second, pro rata among the Selling Holders and any other Persons who have been or after the date hereof are granted registration rights on parity with the registration rights granted under this Agreement (the “Other Holders”) who have requested participation in the Piggyback Registration

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(based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering; by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration), and (C) third, to any other holder of shares of common stock with registration rights that are subordinate to the rights of the Holders hereunder and (ii) if such Piggyback Registration was not initiated by Contango, (A) first, to the Persons initiating such Registration, (B) second, pro rata among the Selling Holders and any Other Holders who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering; by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration other than the Persons initiating such Registration), and (C) third, to any other holder of shares of common stock with registration rights that are subordinate to the rights of the Holders hereunder.

Section 2.3 Secondary Underwritten Offering.

(a) S-3 Registration. In the event that a Selling Holder or a group of Selling Holders elects to dispose of Registrable Securities under the Shelf Registration Statement pursuant to an Underwritten Offering for its own account of at least $5.0 million (such amount, the “Minimum Commitment”), such Selling Holder shall give notice of such election in writing (including, but not limited to, notification by e-mail; such notice, the “Selling Holder Election Notice”) to Contango not less than twenty (20) Business Days before the date such Selling Holder intends for such Underwritten Offering to commence marketing (whether on a confidential basis or on a public basis); provided that Contango shall not be required to conduct more than one Underwritten Offering pursuant to this Section 2.3 in any 180-day period pursuant to Selling Holder Election Notices. The Selling Holder Election Notice shall specify the number of Registrable Securities that the Selling Holder intends to offer in such Underwritten Offering and the expected commencement date thereof. Contango shall, at the request of such Selling Holder, enter into an underwriting agreement in customary form with the Managing Underwriter or Underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.8, and shall take all such other reasonable actions as are requested by the Managing Underwriter in order to expedite or facilitate the disposition of the Registrable Securities.

(b) Notice to Holders. Not later than two (2) Business Days after receipt by Contango of the Selling Holder Election Notice, unless Contango determines in accordance with Section 2.1(c) to delay such Underwritten Offering (in which event Contango shall promptly notify the initiating Selling Holder in writing of such determination), then Contango shall provide written notice (including, but not limited to, notification by e-mail) to the other Holders of Registrable Securities of the Selling Holder’s intention to conduct an Underwritten Offering and such notice shall offer such other Holders the opportunity to participate in such Underwritten Offering and to include in such Underwritten Offering such number of Registrable Securities as each such Holder may request in writing. Each such other Holder will have five (5) Business Days after notice has been delivered to request in writing submitted to Contango the inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received by Contango within the specified time, such Holder shall have no further right to participate in such

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Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Selling Holder giving the notice shall determine for any reason not to undertake or to delay such Underwritten Offering, such Selling Holder may, at its election, give written notice of such determination to Contango and, if the failure of such Selling Holder to participate would cause the aggregate amount of Registrable Securities participating in the Underwritten Offering to fall below the Minimum Commitment, Contango shall notify the other Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to include Registrable Securities of any other Holder, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Registrable Securities of any other Holder for the same period as the delay in the Underwritten Offering. Any other Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in such Underwritten Offering by giving written notice to Contango of such withdrawal up to and including the time of pricing of such offering. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Registrable Securities under a Shelf Registration Statement advises Contango that the total amount of Registrable Securities which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a material and adverse effect on the offering price, timing or probability of success of the distribution of the Registrable Securities offered or the market for the Registrable Securities, then the Registrable Securities to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises Contango can be sold without having such material and adverse effect, with such number to be allocated pro rata among the Selling Holders and the other Holders who have requested participation in the Underwritten Offering (based, for each such Selling Holder or other Holder, on the percentage derived by dividing (A) the number of Registrable Securities proposed to be sold by such Selling Holder or such other Holder in such offering; by (B) the aggregate number of Registrable Securities proposed to be sold by all Selling Holders and all other Holders in such Underwritten Offering).

Section 2.4 Sale Procedures.

(a) General Procedures. In connection with any Underwritten Offering (i) under Section 2.2 of this Agreement, Contango shall be entitled to select the Managing Underwriter or Underwriters, and (ii) under Section 2.3 of this Agreement, the Selling Holders shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and Contango shall be obligated to enter into an underwriting agreement with the Managing Underwriter or Underwriters which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, Contango to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting

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agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with Contango or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to Contango and the Managing Underwriter; provided, however, that such withdrawal must be made at least one Business Day prior to the time of pricing of such Underwritten Offering to be effective. No such withdrawal or abandonment shall affect Contango’s obligation to pay Registration Expenses. Upon the receipt by Contango of a written request from the Holders of at least $5.0 million dollars of Registrable Securities that are participating in any Underwritten Offering contemplated by this Agreement, Contango’s management shall be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering.

(b) In connection with its obligations under this Article II, Contango will, as expeditiously as possible:

(i) prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep a Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Shelf Registration Statement;

(ii) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from a Shelf Registration Statement and the Managing Underwriter at any time shall notify Contango in writing that, in the sole judgment of such Managing Underwriter, the inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, Contango shall use its commercially reasonable efforts to include such information in the prospectus supplement;

(iii) furnish to each Selling Holder (A) as far in advance as reasonably practicable before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing such Shelf Registration Statement or such other registration statement and the prospectus included therein or any supplement or amendment thereto, and (B) such number of copies of such Shelf Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;

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(iv) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request, provided that Contango will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(v) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus included therein or any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (B) the receipt of any written comments from the Commission with respect to any filing referred to in clause (A) and any written request by the Commission for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(vi) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the happening of any event as a result of which the prospectus contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplemental amendment thereto, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (B) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (C) the receipt by Contango of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, Contango agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(vii) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

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(viii) in the case of an Underwritten Offering, furnish upon request a “comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified Contango’s financial statements included or incorporated by reference into the applicable registration statement, and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus included therein and any supplement thereto) and as are customarily covered in accountants’ letters delivered to the underwriters in underwritten offerings of securities;

(ix) in the case of an Underwritten Offering, use commercially reasonable efforts to furnish upon request a letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the reserve engineers who have prepared reserve reports of estimated net proved oil and natural gas reserves with respect to certain oil and gas properties included or incorporated by reference into the applicable registration statement, and the letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus included therein and any supplement thereto) and as are customarily covered in reserve engineers’ letters delivered to the underwriters in underwritten offerings of securities;

(x) in the case of an Underwritten Offering, use commercially reasonable efforts to furnish upon request an opinion of counsel to Contango, dated the date of the closing under the underwriting agreement, in form and substance satisfactory to the underwriters of such Underwritten Offering;

(xi) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(xii) make available to the appropriate representatives of the underwriters access to such information and Contango personnel as is reasonable and customary to enable such parties and their representatives to establish a due diligence defense under the Securities Act; provided that Contango need not disclose any non-public information to any such representatives unless and until such representatives have entered into a confidentiality agreement with Contango;

(xiii) cause all such Registrable Securities registered pursuant to this Agreement to be listed or quoted on each securities exchange or nationally recognized quotation system on which similar securities issued by Contango are then listed or quoted, and cause to be satisfied all requirements and conditions of such securities exchange or nationally recognized quotation system to the listing or quoting of such Registrable Securities that are reasonably within the control of Contango, including, without limitation, registering the Registrable Securities under the Exchange Act, if appropriate, and using commercially reasonable efforts to cause such registration to become effective pursuant to the rule of the Commission;

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(xiv) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Contango to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(xv) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement; and

(xvi) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders in order to expedite or facilitate the disposition of such Registrable Securities.

(c) Each Selling Holder, upon receipt of notice from Contango of the happening of any event of the kind described in Section 2.4(b)(vi), shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(b)(vi) or until it is advised in writing by Contango that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by Contango, such Selling Holder will, or will request the Managing Underwriter or underwriters, if any, to deliver to Contango (at Contango’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Section 2.5 Cooperation by Holders. Contango shall have no obligation to include Registrable Securities of a Holder in the Shelf Registration Statement or in an Underwritten Offering under Article II of this Agreement if such Selling Holder has failed to timely furnish such information which, in the opinion of counsel to Contango, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.6 Restrictions on Public Sale by Holders of Registrable Securities. For a period of one year following the Effective Date, each Holder of Registrable Securities who is included in the Shelf Registration Statement agrees not to effect any public sale or distribution of the Registrable Securities during the forty-five (45) calendar day period beginning on the date of a prospectus supplement filed with the Commission with respect to the pricing of an Underwritten Offering, or other prospectus (including any free writing prospectus) containing the terms of the pricing of such Underwritten Offering; provided that (a) Contango gives written notice to such Holder of the date of the commencement and termination of such period with respect to any such Underwritten Offering and (b) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the officers or directors or any other stockholder of Contango on whom a restriction is imposed in connection with such offering; and provided further that this Section 2.6 shall only be applicable to Holders of Registrable Securities included in the Shelf Registration Statement who (together with their Affiliates that hold Registrable Securities) (y) own at least $5.0 million of Registrable Securities and (z) have not delivered (or delivered and subsequently revoked) a Piggyback Opt-Out Notice.

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Section 2.7 Expenses.

(a) Certain Definitions. “Registration Expenses” means all expenses incident to Contango’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.1, a Piggyback Registration pursuant to Section 2.2, or an Underwritten Offering pursuant to Section 2.3 and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, all roadshow expenses borne by it and the fees and disbursements of independent public accountants and counsel for Contango, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance. Except as otherwise provided in Section 2.8 hereof, Contango shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder. In addition, Contango shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions, transfer taxes and fees of counsel allocable to the sale of the Registrable Securities.

(b) Expenses. Contango will pay all reasonable Registration Expenses in connection with a Shelf Registration Statement, Piggyback Registration or Underwritten Offering, whether or not any sale is made pursuant to such Shelf Registration Statement, Piggyback Registration or Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.8 Indemnification.

(a) By Contango. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, to the extent permitted by applicable law, Contango will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees, agents, representatives and managers, and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees, agents, representatives and managers, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses), including any of the foregoing incurred in settlement of any litigation commenced or threatened by any party other than a Selling Holder (collectively, “Losses”), joint or several, to which such Selling Holder or controlling Person or directors, officers, employees, agents, representatives or managers may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based

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upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers, and each such controlling Person and each such director, officer, employee, agent, representatives or manager for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that Contango will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder or such controlling Person in writing specifically for use in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer, employee, agent, representatives, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless Contango, its directors, officers, employees, representatives and agents and each Person, if any, who controls Contango within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from Contango to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.8(c) except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party or representation by both parties by the same counsel is otherwise inappropriate under the applicable standards of professional conduct, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees

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of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrong doing by, the indemnified party.

(d) Contribution. If the indemnification provided for in this Section 2.8 is held by a court or government agency of competent jurisdiction to be unavailable to Contango or any Selling Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of Contango on the one hand and of such Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification less the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The relative fault of Contango on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.8 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, Contango agrees to use its commercially reasonable efforts to:

(a) Make and keep public information regarding Contango available, as those terms are understood and defined in Rule 144;

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(b) File with the Commission in a timely manner all reports and other documents required of Contango under the Securities Act and the Exchange Act; and

(c) So long as a Holder, together with its Affiliates, owns any Registrable Securities, (i) unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system (or any successor system), furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of Contango, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration and (ii) to the extent accurate, furnish to such Holder upon reasonable request a written statement of Contango that it has complied with the reporting requirements of Rule 144.

Section 2.10 Transfer or Assignment of Registration Rights. Except as otherwise specifically provided in this Agreement, without the prior written consent of Contango, the rights to cause Contango to register Registrable Securities granted to the Purchasers by Contango under this Article II may not be transferred or assigned by the Purchasers.

Section 2.11 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. In addition, all other shares of Common Stock held by a Person and for which such Person has similar registration rights pursuant to an agreement between such Person and Contango shall be aggregated together for the purpose of determining such Person’s rights under this Agreement solely as such shares relate to minimum quantity requirements contemplated herein; provided that, for the avoidance of doubt, such Common Stock shall not otherwise be deemed Registrable Securities for any other purpose under this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1 Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, facsimile, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a)	If to a Purchaser, to such addresses indicated on Schedule A attached hereto.

(b)	If to Contango:

Contango Oil & Gas Company

717 Texas Avenue, Suite 2900

Houston, Texas 77002

Attention: Wilkie S. Colyer, Jr.

Facsimile:

E-mail: WColyer@contango.com

with a copy (which shall not constitute notice) to:

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Gibson, Dunn & Crutcher LLP

811 Main Street, Suite 3000

Houston, Texas 77002

Attention: Hillary H. Holmes

Facsimile: (346) 718-6902

E-mail: HHolmes@gibsondunn.com

or, if to a transferee of a Purchaser, to the transferee at the address provided pursuant to Section 2.10 above. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt of the facsimile copy or e-mail, if sent via facsimile or e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 3.2 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.3 Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser in accordance with Section 2.10 hereof.

Section 3.4 Recapitalization (Exchanges, etc. Affecting the Registrable Securities). The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of Contango or any successor or assign of Contango (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

Section 3.5 Specific Performance. Damages in the event of breach of this Agreement by a party hereto would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives (a) any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief or that a remedy at law would be adequate and (b) any requirement under any law to post securities as a prerequisite to obtaining equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

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Section 3.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.8 Governing Law, Submission to Jurisdiction. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby shall be brought and determined by courts of the State of Texas located in Houston, Texas and the federal courts of the United States of America located in Houston, Texas, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement.

Section 3.9 Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, AND AGREE TO CAUSE THEIR AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 3.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.11 Entire Agreement. This Agreement and the Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by Contango set forth herein or therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.12 Term; Amendment. This Agreement shall automatically terminate and be of no further force and effect on the date on which there are no Registrable Securities. This Agreement may be amended only by means of a written amendment signed by Contango and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

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Section 3.13 No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers, Selling Holders, their respective permitted assignees and Contango shall have any obligation hereunder and that, notwithstanding that one or more of Contango and the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of Contango, the Purchasers, Selling Holders or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise by incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of Contango, the Purchasers, Selling Holders or any of their respective assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of Contango, the Purchasers, Selling Holders or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of the Purchasers or a Selling Holder hereunder.

Section 3.15 Interpretation. Article and Section references in this Agreement are references to the corresponding Article and Section to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CONTANGO OIL & GAS COMPANY

By:	/s/ E. Joseph Grady
Name: E. Joseph Grady
Title: Senior Vice President and Chief Financial Officer

[Signatures continue on following page.]

[Signature Page to Registration Rights Agreement]

Red Oak Associates, LP

By:	/s/ I. Jon Brumley
Name: I. Jon Brumley
Title: President

[Signature Page to Registration Rights Agreement]

By:	/s/ Michael G. Lindley
Name: Michael G. Lindley

[Signature Page to Registration Rights Agreement]

By:	/s/ Richard Perry
Name: Richard Perry

[Signature Page to Registration Rights Agreement]

By:	/s/ David Wesson
Name: David Wesson

[Signature Page to Registration Rights Agreement]

By:	/s/ Louis B. Cushman
Name: Louis B. Cushman

[Signature Page to Registration Rights Agreement]

Global Undervalued Securities Master Fund, L.P.

By:	/s/ James K. Phillips
Name: James K. Phillips
Title: Chief Operating Officer

[Signature Page to Registration Rights Agreement]

D.R. Stephens Separate Property Trust VAD 5/1/83

By:	/s/ Donald R. Stephens
Name: Donald R. Stephens
Title: Trustee

[Signature Page to Registration Rights Agreement]

BAMCAP Partners II LP

By: BAMCAP Partners II GP Its General Partner

By: Barnes Asset Management LLC Its Manager

By:	/s/ Steven Cramer
Name: Steven Cramer
Title: President

[Signature Page to Registration Rights Agreement]

MJMP Family LP

By:	/s/ Michael E. Potter
Name: Michael E. Potter
Title: President & Secretary of MJMP, Inc. – General Partner

[Signature Page to Registration Rights Agreement]

Gregg M Anigian, MD 401K Profit Sharing

By:	/s/ Greg M. Anigian
Name: Gregg M. Anigian
Title: President

[Signature Page to Registration Rights Agreement]

By:	/s/ Gregg Anigian
Name: Gregg Anigian
Title: Individual

By:	/s/ DeAnn Anigian
Name: DeAnn Anigian
Title: Individual

[Signature Page to Registration Rights Agreement]

By:	/s/ Greg Buchholz
Name: Greg Buchholz
Title: Individual

[Signature Page to Registration Rights Agreement]

By:	/s/ Cody Donnan
Name: Cody Donnan

[Signature Page to Registration Rights Agreement]

Honari Partners

By:	/s/ Sharam Honari
Name: Sharam Honari
Title: Partner

[Signature Page to Registration Rights Agreement]

By:	/s/ Sean M. Maher
Name: Sean M. Maher
Title: P.M./Partner

[Signature Page to Registration Rights Agreement]

By: Schnitzer Interests, Ltd.

By: KDGP LLC, General Partner

By:	/s/ Douglas W. Schnitzer
Name: Douglas W. Schnitzer
Title: President

[Signature Page to Registration Rights Agreement]

By:	/s/ Robert J. Raymond
Name: Robert J. Raymond
Title: Individual

[Signature Page to Registration Rights Agreement]

By:	/s/ John Hunter Kearney
Name: John Hunter Kearney

[Signature Page to Registration Rights Agreement]

GOFF MCF Partners, LP

By: GFS Contango, GP, LLC, its General Partner

By:	/s/ John C. Goff
Name: John C. Goff
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

JOHN C. Goff

By:	/s/ John C. Goff
Name: John C. Goff

[Signature Page to Registration Rights Agreement]

CG Partners, LLC

By:	/s/ William D. Griffin
Name: William D. Griffin
Title: Managing Partner

[Signature Page to Registration Rights Agreement]

DEUTSCHE DWS INVESTMENT TRUST, on behalf of DWS SMALL CAP CORE FUND

By:	/s/ John Millette
Name: John Millette
Title: Vice President and Secretary

[Signature Page to Registration Rights Agreement]

By:	/s/ Darren Blanton
Name: Darren Blanton
Title: Individual

Schedule A

Purchasers

Purchaser	Notice Address
Goff MCF Partners

500 Commerce St., Suite 700,

Fort Worth, Texas 76102

Attention Jennifer Terrell

jterrell@Goffcp.com

With a copy to:

Pillsbury Winthrop Shaw Pittman LLP

1200 Seventeenth Street NW

Washington, DC 20036-3006

Attention Robert Robbins

robert.robbins@pillsburylaw.com

John C. Goff

500 Commerce St., Suite 700,

Fort Worth, Texas 76102

Attention Jennifer Terrell

jterrell@Goffcp.com

With a copy to:

Pillsbury Winthrop Shaw Pittman LLP

1200 Seventeenth Street NW

Washington, DC 20036-3006

Attention Robert Robbins

robert.robbins@pillsburylaw.com

Global Undervalued Securities Master Fund, L.P.	Attn: Ken Phillips 301 Commerce Street, Suite 1900 Fort Worth, TX 76102 jkp@kleinheinz.com

BAMCAP Partners II LP	13800 Senlac Drive, Suite 200 Farmers Branch, TX 75234 scramer@bamcapitalgroup.com

MJMP Family LP	13906 Longwood Drive Willis, Texas 77318 mp@mjmp.com

Schnitzer Interests, Ltd.	11 Greenway Plaza, Suite 3100 Houston, TX 77046 jillf@senterrallc.com jackk@senterrallc.com

DWS Small Cap Core Fund	DWS Investment Management Americas, Inc. 345 Park Ave. 25th Floor NY, NY 10154 anne.duffy@dws.com michael.sesser@dws.com

Purchaser	Notice Address
Red Oak Associates LP	777 Main Street, Suite 3400 Fort Worth, TX 76102 jon@bntyinv.com cara@bntyinv.com

CG Partners, LLC	6538 Norway Rd. Dallas, TX 75230 oldhead@swbell.net

Darren Blanton	7031 Turtle Creek Blvd. Dallas, TX 75205 megan@coltventures.com dblanton@coltventures.com

D.R. Stephens Separate Property Trust	Attn: Donald R. Stephens, Trustee 465 California Street, Suite 330 San Francisco, California 94104 drstephens@drstephens.com

Michael G. Lindley	857 Curtiswood Lane Nashville, TN 37204 mgl@mglindley.com

Cody Donnan	3405 St. Johns Dallas, TX 75205 cody.donnan@gmail.com

David Wesson	9408 Palencia Court Fort Worth, TX 76126 dw@dswesson.com

John Hunter Kearney	4253 Potomac Ave Dallas, TX 75205 hk@ges-agm.com

Richard Perry	2120 Olive Street, Flat 2406 Dallas, TX 75201 rperry@perryadvisors.com

Gregg M Anigian, MD 401K Profit Sharing	6109 Deloache Ave Dallas, TX 75225 anigian@mac.com

Gregg M. Anigian	6109 Deloache Ave Dallas, TX 75225 anigian@mac.com

Robert J. Raymond	3953 Maple Avenue, Suite 180 Dallas, TX 75219 cfaulkner@rchenergy.com rraymond@rchenergy.com

Honari Partners	2808 95th Avenue NE Bellevue, WA 98004 shonari@rchenergy.com With a copy to: Sharam Honari 2212 Glen Haven Blvd. Houston, TX 77030 shonari@gmail.com

Purchaser	Notice Address
Greg Buchholz	3730 N. Bell Avenue Chicago, IL 60618 gtbuchholz@gmail.com

Louis B. Cushman	1330 Post Oak Boulevard Suite 2700 Houston, TX 77056 lou.cushman@cushwake.com

Sean M. Maher	3634 Tartan Lane Houston, TX 77025 smaher@rchenergy.com